                                                                      EXHIBIT 32

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), each of the undersigned officers of Liberty Media LLC, a Delaware limited liability company (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Quarterly Report on Form 10-Q for the period ended March 31, 2007 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006.

Dated:          May 11, 2007                                /s/ GREGORY B. MAFFEI
                ---------------------                       -------------------------------------------
                                                            Gregory B. Maffei
                                                            President and Chief Executive Officer

Dated:          May 11, 2007                                /s/ DAVID J.A. FLOWERS
                ---------------------                       -------------------------------------------
                                                            David J.A. Flowers
                                                            Senior Vice President and Treasurer
                                                            (Principal Financial Officer)

Dated:          May 11, 2007                                /s/ CHRISTOPHER W. SHEAN
                ---------------------                       -------------------------------------------
                                                            Christopher W. Shean
                                                            Senior Vice President and Controller
                                                            (Principal Accounting Officer)

    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.